Exhibit 10.52

LOAN AGREEMENT

for a loan in the amount of

$39,390,000.00

MADE BY AND BETWEEN

NHT BRADENTON, LLC NHT PARK CITY, LLC

NHT BRADENTON TRS, LLC NHT PARK CITY TRS, LLC,

each a Delaware limited liability company 300 Crescent Court, Suite 700

Dallas, TX 75201 as Borrower

AND

THE OHIO STATE LIFE INSURANCE COMPANY,

300 Crescent Court, Suite 700

Dallas, Texas 75201, as Lender

Dated as of February 12, 2026

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TABLE OF CONTENTS

ARTICLE I INCORPORATION OF RECITALS AND EXHIBITS 1

1.1
Incorporation of Recitals. 1
1.2
Incorporation of Exhibits. 1

ARTICLE II DEFINITIONS 1

2.1
Defined Terms. 1
2.2
Other Definitional Provisions. 8

ARTICLE III BORROWER’S REPRESENTATIONS AND WARRANTIES 8

3.1
Representations and Warranties. 8
3.2
Survival of Representations and Warranties. 10

ARTICLE IV LOAN AND LOAN DOCUMENTS 11

4.1
Agreement to Borrow and Lend; Lender’s Obligation to Disburse. 11
4.2
Loan Documents. 11
4.3
Term of the Loan. 12
4.4
Prepayments. 12
4.5
Required Principal Payments. 13
4.6
Late Charge. 13
4.7
EXIT FEE. 13

ARTICLE V INTEREST 14

5.1
Interest Rate. 14
5.2
Payment Dates. 14
5.3
Maximum Lawful Rate. 14

ARTICLE VI COSTS OF MAINTAINING LOAN 14

6.1
Increased Costs and Capital Adequacy. 15
6.2
Borrower Withholding. 15

ARTICLE VII LOAN EXPENSE AND ADVANCES 16

7.1
Loan and Administration Expenses. 16
7.2
Lender’s Attorneys’ Fees and Disbursements. 16
7.3
Time of Payment of Fees and Expenses. 16
7.4
Expenses and Advances Secured by Loan Documents. 17
7.5
Right of Lender to Make Advances to Cure Borrower’s Defaults. 17
7.6
Origination Fee. 17

ARTICLE VIII REQUIREMENTS PRECEDENT TO THE OPENING OF THE LOAN 17

8.1
Conditions Precedent. 17

ARTICLE IX OTHER COVENANTS 19

9.1
Borrower further covenants and agrees as follows: 19
9.2
Authorized Representative. 23

ARTICLE X CASUALTIES AND CONDEMNATION 23

10.1
Lender’s Election to Apply Proceeds on Indebtedness. 24
10.2
Borrower’s Obligation to Rebuild and Use of Proceeds Therefor. 24

ARTICLE XI ASSIGNMENTS BY LENDER AND BORROWER 24

11.1
Assignments and Participations. 24
11.2
Prohibition of Assignments and Transfers by Borrower. 25
11.3
Prohibition of Transfers in Violation of ERISA. 25
11.4
Successors and Assigns. 25

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ARTICLE XII TIME OF THE ESSENCE 25

12.1
Time is of the Essence. 25

ARTICLE XIII EVENTS OF DEFAULT 26

13.1
Events of Default. 26

ARTICLE XIV LENDER’S REMEDIES IN EVENT OF DEFAULT 27

14.1
Remedies Conferred Upon Lender. 27

ARTICLE XV GENERAL PROVISIONS 28

15.1
Captions. 28
15.2
Modification; Waiver. 28
15.3
Governing Law. 28
15.4
Acquiescence Not to Constitute Waiver of Lender’s Requirements. 29
15.5
Disclaimer by Lender. 29
15.6
Partial Invalidity; Severability. 29
15.7
Definitions Include Amendments. 29
15.8
Execution in Counterparts. 30
15.9
Entire Agreement. 30
15.10
Waiver of Damages. 30
15.11
Claims Against Lender. 30
15.12
Marshalling of Assets; Jurisdiction. 30
15.13
SET-OFFS. 31
15.14
Lender’s Consent. 31
15.15
Notices. 31
15.16
Waiver of Jury Trial. 32
15.17
No Oral Agreements. 32

EXHIBITS TO LOAN AGREEMENT

Exhibit A Legal Description of Land

Exhibit B Insurance Requirements

Exhibit C Compliance Certificate

Exhibit D Allocated Loan Amounts

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made as of February 12, 2026 (the “Effective Date”), by and between NHT BRADENTON, LLC, a Delaware limited liability company (“Bradenton Property Owner”), NHT PARK CITY, LLC, a Delaware limited liability company (“Park City Property Owner”), NHT BRADENTON TRS, LLC, a Delaware limited liability company (“Bradenton Operating Lessee”), NHT PARK CITY TRS, LLC, a Delaware limited liability company (“Park City Operating Lessee”; together with Bradenton Property Owner, Park City Property Owner, and Bradenton Operating Lessee, jointly and severally, the “Borrower”), and THE OHIO STATE LIFE INSURANCE COMPANY, its successors and assigns (“Lender”).

RECITALS

WHEREAS, Bradenton Property Owner is the owner in fee simple of certain real property located in Manatee County, Florida and legally described on Exhibit A-1 attached hereto (the “Bradenton Land”).

WHEREAS, Park City Property Owner is the owner in fee simple of certain real property located in Summit County, Utah and legally described on Exhibit A-2 attached hereto (the “Park City Land”; together with the Bradenton Land, the “Land”).

WHEREAS, Borrower has applied to Lender for a loan in the amount of up to THIRTY-NINE MILLION THREE HUNDRED NINETY THOUSAND AND NO/100 DOLLARS ($39,390,000.00)

(the “Loan”), to pay in full that certain existing loan secured by the Project (as defined below), in the current principal amount of $38,579,557.23 made by AREEIF Lender MS LLC, a Delaware limited liability company, as lender, to Borrower (the “Existing Indebtedness”), and Lender is willing to make the Loan on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

INCORPORATION OF RECITALS AND EXHIBITS

1.1
Incorporation of Recitals.

The foregoing preambles and all other recitals set forth herein are made a part hereof by this reference.

1.2
Incorporation of Exhibits.

Exhibits A through D to this Agreement, attached hereto, are incorporated in this Agreement and expressly made a part hereof by this reference.

ARTICLE II DEFINITIONS

2.1
Defined Terms.

The following terms as used herein shall have the following meanings:

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Affiliate: With respect to a specified person or entity, any individual, partnership, corporation, limited liability company, trust, unincorporated organization, association or other entity which, directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common control with such person or entity, including, without limitation, any general or limited partnership in which such person or entity is a partner.

Agreement: As such term is defined in the Preamble.

Allocated Loan Amount: As to a Project, the amount set forth opposite such Property on Exhibit D attached hereto.

Applicable Rate: 8.50% per annum.

Appraisal: An MAI certified appraisal of the Project performed in accordance with FIRREA and Lender’s appraisal requirements by an appraiser selected and retained by Lender.

Authorized Representative: The person appointed as the Authorized Representative pursuant to Section 9.2.

Bankruptcy Code: Title 11 of the United States Code entitled “Bankruptcy” as now or hereafter in effect, or any successor thereto or any other present or future bankruptcy or insolvency statute.

Borrower: As such term is defined in the Preamble.

Bradenton Franchise Agreement: That certain Franchise Agreement dated February 22, 2022 by and between Bradenton Franchisor and Bradenton Operating Lessee.

Bradenton Franchisor: Hilton Franchise Holding LLC, a Delaware limited liability company. Bradenton Land: As such term is defined in the Preamble.

Bradenton Management Agreement: Property Management Agreement dated October 22, 2025 by and between Bradenton Operating Lessee and Manager.

Bradenton Operating Lessee: As such term is defined in the Preamble.

Bradenton Project: The collective reference to (i) the Bradenton Land, together with all buildings, structures and improvements located or to be located thereon, including the Inn Improvements, (ii) all rights, privileges, easements and hereditaments relating or appertaining thereto, and (iii) all personal property, fixtures and equipment required or beneficial for the operation thereof.

Bradenton Property Owner: As such term is defined in the Preamble.

Business Day: A day of the year on which banks are not required or authorized to close in Dallas, Texas.

Compliance Certificate: As such term is defined in Section 9.1(m).

Control: As such term is used with respect to any person or entity, including the correlative meanings of the terms “controlled by” and “under common control with”, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise (it being

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acknowledged that a Person shall not be deemed to lack Control of another Person even though certain decisions may be subject to “major decision” consent, veto rights or major approval rights of limited partners, general partners, shareholders or members, or representatives or advisory bodies of the foregoing, as applicable).

Debt Service Coverage Ratio: With respect to a particular period, the ratio of (a) Net Operating Income of a Project for the twelve (12) months consecutive calendar months ended on the last date of such period, to (b) the Total Debt Service for such period, annualized.

Default or default: Any event, circumstance or condition, which, if it were to continue uncured, would, with notice or lapse of time or both, constitute an Event of Default hereunder.

Default Rate: A rate per annum equal to the Applicable Rate plus 5.00%. Effective Date: As such term is defined in the Preamble.

Environmental Indemnity: An environmental indemnity from the Borrower, jointly and severally, indemnifying Lender with regard to all matters related to Hazardous Material and other environmental matters as provided therein.

Environmental Proceedings: Any environmental proceedings, whether civil (including actions by private parties), criminal, or administrative proceedings, relating to the Project.

ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder from time to time.

Event of Default: As such term is defined in Article 13. Existing Indebtedness: As such term is defined in the Preamble. Exit Fee: As such term is defined in Section 4.7.

Extension Fee: An amount equal to one-half of one percent (0.50%) of the outstanding principal balance of the Loan.

FIRREA: The Financial Institutions Reform, Recovery And Enforcement Act of 1989, as amended from time to time.

Franchise Agreement: Collectively, (i) Bradenton Franchise Agreement, and (ii) Park City Franchise Agreement.

Franchisor: Collectively, (i) Bradenton Franchisor, and (ii) Park City Franchisor. First Extended Maturity Date: February 12, 2030.

First Extension Option: As such term is defined in Section 4.3.

Governmental Authority: Any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

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Gross Revenues: For any period, all revenues of Borrower, determined on a cash basis, derived from the ownership, operation, use and occupancy of a Project during such period; provided, however, that in no event shall Gross Revenues include (i) any loan proceeds, (ii) proceeds or payments under insurance policies (except proceeds of business interruption, rental loss or use and occupancy insurance); (iii) condemnation proceeds; (iv) any other extraordinary non-recurring items, in Lender’s reasonable discretion.

Guarantor: NexPoint Real Estate Diversified Real Estate Operating Partnership, L.P., a Delaware limited partnership.

Hazardous Material: Means and includes gasoline, petroleum, asbestos containing materials, explosives, radioactive materials or any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any Law of any Governmental Authority having jurisdiction over the Project or any portion thereof or its use, including: (i) any “hazardous substance” defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. § 9601(14) as may be amended from time to time, or any so-called “superfund” or “superlien” Law, including the judicial interpretation thereof; (ii) any “pollutant or contaminant” as defined in 42 U.S.C.A. § 9601(33); (iii) any material now defined as “hazardous waste” pursuant to 40 C.F.R. Part 260; (iv) any petroleum, including crude oil or any fraction thereof; (v) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (vi) any “hazardous chemical” as defined pursuant to 29 C.F.R. Part 1910; and (vii) any other toxic substance or contaminant that is subject to any other Law or other past or present requirement of any Governmental Authority. Any reference above to a Law, includes the same as it may be amended from time to time, including the judicial interpretation thereof.

Improvements: The improvements located on the Land from time to time. Including or including: Including but not limited to.

Initial Maturity Date: February 12, 2029.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended from time to time. Land: As defined in the Recitals.

Late Charge: As such term is defined in Section 4.6.

Laws: Collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction.

Leases: The collective reference to all leases, subleases and occupancy agreements affecting the Project or any part thereof now existing or hereafter executed and all amendments, modifications or supplements thereto.

Lender: As defined in the opening paragraph of this Agreement, and including any successor holder of the Loan from time to time.

Liquor Lease: That certain Lease and Concession Agreement dated February 15, 2022 by and between Bradenton Operating Lessee and Aimbridge Hospitality, LLC, a Delaware limited liability company.

Loan: As defined in the Recitals.

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Loan Amount: The maximum amount of the Loan as set forth in Section 4.1(a) as reduced by principal payments made from time to time.

Loan Documents: The collective reference to this Agreement, the documents and instruments listed in Section 4.2, the documents entered into in connection with the Loan and Loan Agreement (as amended from time to time) and all the other documents and instruments entered into from time to time, evidencing or securing the Loan or any obligation of payment thereof or performance of Borrower’s obligations in connection with the transaction contemplated hereunder, each as amended.

Loan Opening Date: The date of the disbursement of proceeds of the Loan.

Loan-to-Value: The fraction, expressed as a percentage, the numerator of which is the original principal amount of the Loan and the denominator of which is the “as is” value of the Project as set forth in the Appraisal.

Manager: Dreamscape Hospitality Management, LLC, a Delaware limited liability company.

Management Agreement: The collective reference to the Bradenton Management Agreement and the Park City Management Agreement.

Material Adverse Change or material adverse change: If, in Lender’s sole but reasonable discretion, the business prospects, operations or financial condition of a person, entity or property has changed in a manner which could reasonably be expected to impair the value of Lender’s security for the Loan, prevent timely repayment of the Loan or otherwise prevent the applicable person or entity from timely performing any of its material obligations under the Loan Documents.

Maturity Date: The Initial Maturity Date, provided, if Borrower timely satisfies the conditions to extend the term of the Loan pursuant to Section 4.3(a) or Section 4.3(b), then the Maturity Date shall be extended to the First Extended Maturity Date or Second Extended Maturity Date, as applicable.

Maximum Lawful Rate: As such term is defined in Section 5.3.

Minimum Interest Amount: An amount equal to the difference between (x) $3,348,150.00, less

(y) all interest on the Loan paid to Lender immediately prior to such date.

Monthly Excess Cash Flow: For any month, the amount by which Gross Revenues exceed the sum of (a) Operating Expenses for such month and (b) actual debt service on the Loan due and payable for such month.

Mortgage: Collectively, (i) an amended and restated mortgage, assignment of rents, security agreement and fixture filing, executed by Bradenton Property Owner for the benefit of Lender securing this Agreement, the Note, and all obligations of Borrower in connection with the Loan, granting a first priority lien on Bradenton Property Owner’s fee interest in the Bradenton Project, subject only to the Permitted Exceptions, and (ii) a deed of trust, assignment of lease and rents, security agreement and fixture filing, executed by Park City Property Owner for the benefit of Lender securing this Agreement, the Note, and all obligations of Borrower in connection with the Loan, granting a first priority lien on Park City Property Owner’s fee interest in the Park City Project, subject only to the Permitted Exceptions.

Net Operating Income: For any period, Gross Revenues, less Operating Expenses for such period.

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Non-Recourse Guaranty: That certain Guaranty Agreement dated as of the date hereof, made by Guarantor in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

Note: An amended and restated promissory note of even date herewith, in the Loan Amount, executed by Borrower and payable to the order of Lender, evidencing the Loan.

NXDT: NexPoint Diversified Real Estate Trust, Inc., a Delaware corporation.

Open the Loan, Opening of the Loan or Loan Opening: The first disbursement of Loan proceeds, which will occur on the Effective Date.

Operating Expenses: For any period, the actual costs and expenses of owning, operating, managing and maintaining a Project during such period incurred by Borrower, determined on a cash basis (except for real and personal property taxes and insurance premiums, which shall be determined on an accrual basis), excepting, however, (i) interest or principal due on the Loan, (ii) permitted capital expenditures, (iii) any legal and other professional service fees and expenses unrelated to the operation of a Project, (iv) deductions for federal, state and other income taxes, (v) depreciation or amortization of capital expenditures (including leasing commissions, tenant improvements, and other leasing costs),

(vi) non-recurring expenses and other extraordinary expenses reasonably not expected to be incurred on an annual basis and other similar non-cash items and (v) deposits made into reserves held by or for the benefit of Lender.

Operating Lease: Collectively, (i) that certain Hotel Lease, dated as of February 15, 2022 by and between Bradenton Property Owner and Bradenton Operating Lessee, and (ii) that certain Hotel Lease, dated as of February 15, 2022 by and between Park City Property Owner and Park City Operating Lessee, each as the same may be amended, modified or supplemented from time to time with Lender’s approval

Operating Lessee: Collectively, (i) Bradenton Operating Lessee, and (ii) Park City Operating

Lessee.

Park City Franchise Agreement: That certain Hyatt Place Hotel Franchise Agreement dated

February 15, 2022 by and between Park City Franchisor and Park City Operating Lessee.

Park City Franchisor: Hyatt Place Franchising L.L.C., a Delaware limited liability company. Park City Land: As such term is defined in the Preamble.

Park City Management Agreement: Property Management Agreement dated October 21, 2025 by and between Park City Operating Lessee and Manager.

Park City Operating Lessee: As such term is defined in the Preamble.

Park City Project: The collective reference to (i) the Park City Land, together with all buildings, structures and improvements located or to be located thereon, including the Inn Improvements, (ii) all rights, privileges, easements and hereditaments relating or appertaining thereto, and (iii) all personal property, fixtures and equipment required or beneficial for the operation thereof.

Park City Property Owner: As such term is defined in the Preamble.

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Permitted Exceptions: Those matters listed on Schedule B to the Title Policy to which title to the Project may be subject at the Loan Opening and thereafter such other title exceptions as Lender may reasonably approve in writing.

Permitted Transfer: As such term is defined in Section 11.2. PIP Reserve: As such term is defined in Section 4.8.

Project: The collective reference to (i) the Bradenton Project, and (ii) the Park City Project.

Property Owner: Collectively, (i) Bradenton Property Owner, and (ii) Park City Property

Owner.

Proposed Release Tract: As such term is defined in Section 4.8.

Release Price: For any applicable Proposed Release Tract, the greater of (a) one hundred percent (100%) of the net proceeds received by Borrower (after deduction of reasonable and customary closing costs); or (b) the Allocated Loan Amount for such Proposed Release Tract.

Second Extended Maturity Date: February 12, 2031.

Second Extension Option: As such term is defined in Section 4.3.

Ski Shop Lease: That certain Lease Agreement dated as of June 1, 2024, by and between Bearcat Enterprises LLC, a Utah limited liability company, and Park City Operating Lessee.

State: The state in which the Land is located, as applicable. Tenant: The tenant under a Lease.

Title Insurer: Republic Title of Texas, Inc.

Title Policy: Those certain ALTA Mortgagee’s Loan Title Insurance Policy with extended coverage issued by the Title Insurer insuring the lien of the Mortgage as a valid first, prior and paramount lien upon the Project and all appurtenant easements, and subject to no other exceptions other than the Permitted Exceptions.

Total Debt Service: For any period of time, the aggregate of debt service payments for such period on the Allocated Loan Amount for a Project based on a 300 month amortization schedule, determined by Lender in its sole and absolute discretion and binding absent manifest error.

Transfer: Any sale, transfer, lease (other than the Operating Lease), conveyance, alienation, pledge, assignment, mortgage, encumbrance, hypothecation or other disposition of (a) all or any portion of the Project or any portion of any other security for the Loan, (b) all or any portion of Borrower’s right, title, and interest (legal or equitable) in and to the Project or any portion of any other security for the Loan, or (c) any interest in Borrower or any interest in any entity which directly or indirectly holds an interest in, or directly or indirectly controls, Borrower.

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2.2
Other Definitional Provisions.

All terms defined in this Agreement shall have the same meanings when used in the Note, Mortgage, any other Loan Documents, or any certificate or other document made or delivered pursuant hereto. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement.

ARTICLE III

BORROWER’S REPRESENTATIONS AND WARRANTIES

3.1
Representations and Warranties.

To induce Lender to execute this Agreement and perform its obligations hereunder, Borrower hereby represents and warrants to Lender as follows:

(a)
Bradenton Property Owner has good and indefeasible fee simple title to the Bradenton Project, subject only to the Permitted Exceptions, and good and marketable title to all personal property related to the Bradenton Project. Park City Property Owner has good and indefeasible fee simple title to the Park City Project, subject only to the Permitted Exceptions, and good and marketable title to all personal property related to the Park City Project.
(b)
Except as previously disclosed to Lender in writing, no litigation or proceedings are pending, or to Borrower’s actual knowledge threatened, against Borrower or Guarantor, which could reasonably be expected, if adversely determined, to cause a Material Adverse Change with respect to Borrower, Guarantor or the Project. There are no pending Environmental Proceedings and Borrower has no actual knowledge of any threatened Environmental Proceedings or any facts or circumstances which may give rise to any future Environmental Proceedings.
(c)
Borrower is a duly organized and validly existing limited liability company and has full power and authority to execute, deliver and perform all Loan Documents to which Borrower is a party, and such execution, delivery and performance have been duly authorized by all requisite action on the part of Borrower.
(d)
No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or nongovernmental person or entity, including any creditor, partner, or member of Borrower or Guarantor, is required in connection with the execution, delivery and performance of this Agreement or any of the Loan Documents that has not previously been given, other than the recordation of the Mortgage and the filing of a UCC-1 Financing Statement.
(e)
The execution, delivery and performance of this Agreement, the execution and payment of the Note and the granting of the Mortgage and other security interests under the other Loan Documents have not constituted and will not constitute, upon the giving of notice or lapse of time or both, a breach or default under any other agreement to which Borrower or Guarantor is a party or may be bound or affected, or a violation of any Law or court order which may affect the Project, any part thereof, any interest therein, or the use thereof.
(f)
There is no Default or Event of Default under this Agreement or any of the other Loan Documents.
(g)
No (i) condemnation of any portion of the Project, (ii) condemnation or relocation of any roadways abutting the Project, or (iii) proceeding to deny access to the Project from any point or

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planned point of access to the Project, has commenced or, to Borrower’s actual knowledge, is contemplated by any Governmental Authority.
(h)
To Borrower’s actual knowledge, the use of the Project and the contemplated accessory uses will not violate (i) any Laws (including subdivision, zoning, building, environmental protection and wetland protection Laws), or (ii) any building permits, restrictions of record, or agreements affecting the Project or any part thereof. Neither the zoning authorizations, approvals or variances nor any other right to use the Project is to any extent dependent upon or related to any real estate other than the Land.
(i)
The Project has adequate water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities, fire and police protection, and means of access between the Project and public right-of-ways; none of the foregoing will be foreseeably delayed or impeded by virtue of any requirements under any applicable Laws.
(j)
No brokerage fees or commissions are payable by or to any person in connection with this Agreement or the Loan to be disbursed hereunder.
(k)
To the actual knowledge of the Borrower, all financial statements and other information previously furnished by Borrower or Guarantor to Lender in connection with the Loan are true, complete and correct in all material respects and fairly present the financial conditions of the subjects thereof as of the respective dates thereof and do not fail to state any material fact necessary to make such statements or information not misleading, and no Material Adverse Change with respect to Borrower or Guarantor has occurred since the respective dates of such statements and information. Neither Borrower nor Guarantor have any material liability, contingent or otherwise, not disclosed in such financial statements.
(l)
Except as disclosed by Borrower to Lender, to Borrower’s actual knowledge (i) the Project is in a clean, safe and healthful condition, and, except for materials used in the ordinary course of construction, maintenance and operation of the Project, is free of all Hazardous Material and is in compliance with all applicable Laws; (ii) neither Borrower nor, to Borrower’s actual knowledge, any other person or entity, has ever caused or permitted any Hazardous Material to be placed, held, located or disposed of on, under, at or in a manner to affect the Project, or any part thereof, and the Project has never been used (whether by Borrower or, to Borrower’s actual knowledge, by any other person or entity) for any activities involving, directly or indirectly, the use, generation, treatment, storage, transportation, or disposal of any Hazardous Material; (iii) neither the Project nor Borrower is subject to any existing, pending, or, to Borrower’s actual knowledge, threatened investigation or inquiry by any Governmental Authority, and the Project is not subject to any remedial obligations under any applicable Laws pertaining to health or the environment; and (iv) there are no underground tanks, vessels, or similar facilities for the storage, containment or accumulation of Hazardous Materials of any sort on, under or affecting the Project.
(m)
The Project is taxed separately without regard to any other property and for all purposes the Project may be mortgaged, conveyed and otherwise dealt with as an independent parcel.
(n)
Except for the Operating Lease, Liquor Lease, and Ski Shop Lease, Borrower and its agents have not entered into any Leases, subleases or other arrangements for occupancy of space within the Project. True, correct and complete copies of all Leases, as amended, have been delivered to Lender. All Leases are in full force and effect. Neither Borrower nor any Tenant is in default under

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any Lease and Borrower has disclosed to Lender in writing any material default by the Tenant under any Lease.

(o)
The Loan is not being made for the purpose of purchasing or carrying “margin stock” within the meaning of Regulation T, U or X issued by the Board of Governors of the Federal Reserve System.
(p)
Borrower is not a party in interest to any plan defined or regulated under ERISA, and the assets of Borrower are not “plan assets” of any employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code.
(q)
Borrower is not a “foreign person” within the meaning of Section 1445 or 7701 of the Internal Revenue Code.
(r)
Borrower uses no trade name other than its actual name set forth herein. The principal place of business of Borrower is as stated in Article 15.15.
(s)
Borrower’s place of formation or organization is the State of Delaware.
(t)
All statements set forth in the Recitals are true and correct.
(u)
Each Franchise Agreement is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. Neither the execution and delivery of the Loan Documents or Borrower’s performance thereunder will adversely affect Borrower’s rights under any Franchise Agreement.
(v)
Each Operating Lease is in full force and effect and Borrower has not received or delivered any written notice of default thereunder and there are no conditions that, with the passage of time and/or notice, would constitute a default under any Operating Lease. Each Borrower is an Affiliate and each Operating Lease is executed in connection with the tax structure of the Borrower.
(w)
Each of the Borrower and Guarantor is not (nor will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Borrower hereby agrees to provide to the Lender with any additional information that the Lender deems necessary from time to time in order to ensure compliance with all applicable Laws concerning money laundering and similar activities.
3.2
Survival of Representations and Warranties.

Borrower agrees that all of the representations and warranties set forth in Section 3.1 and elsewhere in this Agreement are true as of the date hereof, and will be true at the Loan Opening. Each request for a disbursement under the Loan Documents shall constitute a reaffirmation of such representations and warranties, as deemed modified in accordance with the disclosures made and approved as aforesaid, as of the date of such request. It shall be a condition precedent to the Loan Opening and each subsequent disbursement that each of said representations and warranties is true and

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correct as of the date of such requested disbursement. Each disbursement of Loan proceeds shall be deemed to be a reaffirmation by Borrower that each of the representations and warranties is true and correct as of the date of such disbursement, except for matters which have been disclosed by Borrower and approved by Lender in writing. In addition, at Lender’s request, Borrower shall reaffirm such representations and warranties in writing prior to each disbursement hereunder.

ARTICLE IV

LOAN AND LOAN DOCUMENTS

4.1
Agreement to Borrow and Lend; Lender’s Obligation to Disburse.

Subject to the terms, provisions and conditions of this Agreement and the other Loan Documents, Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower the Loan, for the purposes and subject to all of the terms, provisions and conditions contained in this Agreement.

(a)
The maximum amount of the Loan shall equal the lesser of (i) $39,390,000.00, and (ii) 75% of the appraised value of the Project as set forth in the Appraisal. Lender agrees, upon Borrower’s compliance with and satisfaction of all conditions precedent to the Loan Opening, no Material Adverse Change has occurred with respect to Borrower or the Project and no Default or Event of Default has occurred and is continuing hereunder, to Open the Loan.
(b)
To the extent that Lender may have acquiesced in noncompliance with any requirements precedent to the Opening of the Loan or precedent to any subsequent disbursement of Loan proceeds, such acquiescence shall not constitute a waiver by Lender, and Lender may at any time after such acquiescence require Borrower to comply with all such requirements.
4.2
Loan Documents.

Borrower agrees that it will, on or before the Loan Opening Date, execute and deliver or cause to be executed and delivered to Lender the following documents in form and substance acceptable to Lender:

(a)
The Note.
(b)
The Mortgage.
(c)
The Non-Recourse Guaranty.
(d)
The Environmental Indemnity.
(e)
Such UCC financing statements as Lender determines are advisable or necessary to perfect or notify third parties of the security interests intended to be created by the Loan Documents.
(f)
Such other documents, instruments or certificates as Lender and its counsel may require, including such documents as Lender in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Agreement and the Loan Documents, and to comply with the Laws of the State, provided that such other documents, instruments or certificates do not expand Borrower’s liability or otherwise modify the terms of the Loan.

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4.3
Term of the Loan.

All principal, interest and other sums due under the Loan Documents shall be due and payable in full on the Maturity Date. All references herein to the Maturity Date shall mean Initial Maturity Date, provided that, subject to clauses (a) and (b) below, Borrower shall have the right to extend the Maturity Date for an additional twelve (12) month term on no more than two (2) occasions (the “First Extension Option” and the “Second Extension Option”, respectively) thereby extending the Maturity Date to the First Extended Maturity Date and the Second Extended Maturity Date, respectively.

(a)
Borrower may only exercise the First Extension Option upon satisfying the following conditions:
(i)
Borrower shall have delivered to Lender written notice of such election no earlier than one hundred twenty (120) days and no later than sixty (60) days prior to the Initial Maturity Date;
(ii)
Borrower pays to Lender the Extension Fee;
(iii)
the representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection;
(iv)
no Default or Event of Default exists under the Loan Documents; and
(v)
Borrower shall have delivered a compliance certificate in the form attached hereto as Exhibit C (“Compliance Certificate”) demonstrating compliance with the financial covenants in Sections 9.1(k) and 9.1(m).
(b)
Borrower may only exercise the Second Extension Option upon satisfying the following conditions:
(i)
Borrower shall have delivered to Lender written notice of such election no earlier than one hundred twenty (120) days and no later than sixty (60) days prior to the First Extended Maturity Date;
(ii)
Borrower pays to Lender the Extension Fee;
(iii)
the representations and warranties of the Borrower contained in the Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date on which notice is given in accordance with this subsection;
(iv)
no Default or Event of Default exists under the Loan Documents; and
(v)
Borrower shall have delivered a compliance certificate in the form attached hereto as Exhibit C (“Compliance Certificate”) demonstrating compliance with the financial covenants in Sections 9.1(k) and 9.1(m).
4.4
Prepayments.
(a)
Borrower shall have the right to make prepayments of the Loan, in whole or in part. No prepayment of all or part of the Loan shall be permitted unless the same is made together with an amount equal to the attorneys’ fees and disbursements incurred by Lender as a result of the prepayment,

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and, if such prepayment is made prior to February 12, 2027, the Minimum Interest Amount. Notwithstanding the foregoing, if Lender or any of its subsidiaries acquires the Bradenton Project, the Minimum Interest Amount shall be waived with regard to the Bradenton Project.

(b)
Notwithstanding the foregoing, all outstanding principal and any accrued but unpaid interest on the Loan will be due within thirty (30) days following the occurrence that Borrower becomes affiliated with Lender pursuant to insurance reporting standards, as determined by Lender in its sole discretion.
4.5
Required Principal Payments.

All principal shall be paid on or before the Maturity Date.

4.6
Late Charge.

Any and all amounts due hereunder or under the other Loan Documents which remain unpaid on the tenth (10th) day after the date said amount was due and payable shall incur a fee (the “Late Charge”) of five percent (5%) of said amount, which payment shall be in addition to all of Lender’s other rights and remedies under the Loan Documents, provided that no Late Charge shall apply to the final payment of principal on the Maturity Date or upon acceleration. Nothing in this Section shall be deemed a cure period for the purpose of determining the occurrence of an Event of Default.

4.7
Exit Fee.

On the earlier of (a) the Maturity Date and (b) such time that the Borrower prepays the Loan in any amount in accordance with Section 4.4 hereof or upon acceleration of the Loan, Borrower shall pay to Lender an exit fee (the “Exit Fee”) in the amount equal to one percent (1%) of the amount paid, prepaid, or accelerated, such that the total exit fee on the Loan shall be $393,900.00. Notwithstanding the foregoing, if Lender or any of its subsidiaries acquires the Bradenton Project, the Exit Fee shall be waived with regard to the Allocated Loan Amount for the Bradenton Project.

4.8
Partial Release.

Borrower may request that Lender approve a partial release of the lien of the Mortgage from either Project (the "Proposed Release Tract"), so long as the following terms and conditions are satisfied:

(a)
Borrower delivers to Lender the Release Price for the applicable Proposed Release Tract to be applied to the aggregate outstanding principal balance under the Note;
(b)
All partial release documents shall be prepared at the expense of Borrower and shall be in form and substance satisfactory to Lender;
(c)
Borrower shall present to Lender a written request for a partial release, specifically identifying the Proposed Release Tract to be released, together with an appropriate partial release document;
(d)
Lender will execute, acknowledge and return the partial release documents to Borrower within five (5) business days after Lender's receipt of the above specified items;
(e)
For the Bradenton Project only, if Borrower receives net proceeds greater than the Allocated Loan Amount for the Bradenton Project, Borrower must deposit the first Two

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Million and No/100 Dollars ($2,000,000.00) into a reserve account, which shall be for expenses related to the property-improvement plan at the Park City Project (the “PIP Reserve”).

ARTICLE V INTEREST

5.1
Interest Rate.
(a)
Subject to Section 5.3, the Loan will bear interest at the Applicable Rate, unless the Default Rate is applicable.
(b)
Interest at the Applicable Rate (or Default Rate) shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each, including the first date of the applicable period to, but not including, the date of repayment.
(c)
The Loan shall bear interest at the Default Rate at any time at which an Event of Default shall exist or as otherwise mentioned herein.
5.2
Payment Dates.

Beginning on March 12, 2026 and continuing on the twelfth (12th) day of every calendar month through and including the Maturity Date, Borrower shall pay interest in arrears in the amount of all interest accrued and unpaid. All payments (whether of principal or of interest) shall be deemed credited to Borrower’s account only if received by 2:00 p.m. Dallas time on a Business Day; otherwise, such payment shall be deemed received on the next Business Day.

5.3
Maximum Lawful Rate.

It is the intent of Borrower and Lender to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contracted for, charged or received under this Agreement and the other Loan Documents exceed the highest lawful interest rate permitted under applicable law (the “Maximum Lawful Rate”). If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Lawful Rate, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loan in the inverse order of its maturity and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Loan so that the amount of interest on account of such obligation does not exceed the Maximum Lawful Rate. As used in this Section, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

ARTICLE VI

COSTS OF MAINTAINING LOAN

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6.1
Increased Costs and Capital Adequacy.
(a)
Borrower recognizes that the cost to Lender of maintaining the Loan or any portion thereof may fluctuate and, Borrower agrees to pay Lender additional amounts to compensate Lender for any increase in its actual costs incurred in maintaining the Loan or any portion thereof outstanding or for the reduction of any amounts received or receivable from Borrower as a result of any change after the date hereof in any applicable Law, regulation or treaty, or in the interpretation or administration thereof, or by any domestic or foreign court, (A) changing the basis of taxation of payments under this Agreement to Lender (other than taxes imposed on all or any portion of the overall net income or receipts of Lender), or (B) imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by Lender (which includes the Loan or any applicable portion thereof), or (C) imposing on Lender any other condition affecting the Loan, provided that the result of the foregoing is to increase the cost to Lender of maintaining the Loan or any portion thereof or to reduce the amount of any sum received or receivable from Borrower by Lender under the Loan Documents.
(b)
If the application of any Law, rule, regulation or guideline adopted or arising out of the Basel Committee on Banking Regulations and Supervisory Practices entitled “International Convergence of Capital Measurement and Capital Standards”, or the adoption after the date hereof of any other Law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing, or in the interpretation or administration thereof by any domestic or foreign Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on Lender’s capital to a level below that which Lender would have achieved but for such application, adoption, change or compliance (taking into consideration the policies of Lender with respect to capital adequacy), then, from time to time Borrower shall pay to Lender such additional amounts as will compensate Lender for such reduction with respect to any portion of the Loan outstanding.
(c)
Any amount payable by Borrower under subsection (a) or subsection (b) of this Section

6.1 shall be paid within thirty (30) days of receipt by Borrower of a certificate signed by an authorized officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be conclusive and binding upon Borrower, absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender’s right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in subsection (a) or (b) above, of the amount of the reserve and capital adequacy payments resulting therefrom and the reasons therefor and of the basis of calculation of such amount; provided, however, that any failure by Lender to so notify Borrower shall not affect Borrower’s obligation to pay the reserve and capital adequacy payment resulting therefrom.

6.2
Borrower Withholding.

If by reason of a change in any applicable Laws occurring after the date hereof, Borrower is required by Law to make any deduction or withholding in respect of any taxes (other than taxes imposed on or measured by the net income of Lender or any franchise tax imposed on Lender), duties or other charges from any payment due under the Note to the maximum extent permitted by Law, the sum due from Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Lender receives and retains a net sum equal

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to the sum which it would have received had no such deduction or withholding been required to be made.

ARTICLE VII

LOAN EXPENSE AND ADVANCES

7.1
Loan and Administration Expenses.

Borrower unconditionally agrees to pay all costs and expenses incurred by Lender in connection with the Loan, including all amounts payable pursuant to Sections 7.2 and 7.3 and any and all other fees owing to Lender pursuant to the Loan Documents or any separate fee agreement, and also including, without limiting the generality of the foregoing, all recording, filing and registration fees and charges, mortgage or documentary taxes, all insurance premiums, title insurance premiums and other charges of the Title Insurer, printing and photocopying expenses, survey fees and charges, site inspection fees and charges, cost of certified copies of instruments, cost of premiums on surety company bonds, charges of the Title Insurer or other escrowee for administering disbursements, all appraisal fees, insurance consultant’s fees, environmental consultant’s fees, travel related expenses and all costs and expenses incurred by Lender in connection with the determination of whether or not Borrower has performed the obligations undertaken by Borrower hereunder or has satisfied any conditions precedent to the obligations of Lender hereunder and, if any default or Event of Default occurs hereunder or under any of the Loan Documents or if the Loan or Note or any portion thereof is not paid in full when and as due, all costs and expenses of Lender (including, without limitation, court costs and counsel’s fees and disbursements and fees and costs of paralegals) incurred in attempting to enforce payment of the Loan and expenses of Lender incurred (including court costs and counsel’s fees and disbursements and fees and costs of paralegals) in attempting to realize, while a default or Event of Default exists, on any security or incurred in connection with the sale or disposition (or preparation for sale or disposition) of any security for the Loan. Borrower agrees to pay all brokerage, finder or similar fees or commissions payable in connection with the transactions contemplated hereby and shall indemnify and hold Lender harmless against all claims, liabilities, costs and expenses (including attorneys’ fees and expenses) incurred in relation to any claim by broker, finder or similar person.

7.2
Lender’s Attorneys’ Fees and Disbursements.

Borrower agrees to pay Lender’s attorney fees and disbursements incurred in connection with this Loan, including (i) the preparation of this Agreement, any intercreditor agreements and the other Loan Documents and the preparation of the closing binders, (ii) the disbursement, amendment, and administration of the Loan and (iii) the enforcement of the terms of this Agreement and the other Loan Documents; provided, however, that in no event shall Borrower be obligated to pay Lender’s attorney fees and disbursements in connection with any syndication of the Loan.

7.3
Time of Payment of Fees and Expenses.

Borrower shall pay all expenses and fees incurred by Lender as of the Loan Opening on the Loan Opening Date (unless sooner required herein). At the time of the Opening of the Loan, Lender may pay from the proceeds of the initial disbursement of the Loan all Loan expenses and all fees payable to Lender. Lender may require the payment of outstanding fees and expenses as a condition to any disbursement of the Loan. Lender is hereby authorized, without any specific request or direction by Borrower, to make disbursements from time to time in payment of or to reimburse Lender for all Loan expenses and fees.

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7.4
Expenses and Advances Secured by Loan Documents.

Any and all advances or payments made by Lender under this Article 7 from time to time, and any amounts expended by Lender pursuant to Section 14.1(a), shall, as and when advanced or incurred, constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents.

7.5
Right of Lender to Make Advances to Cure Borrower’s Defaults.

In the event that Borrower fails to perform any of Borrower’s covenants, agreements or obligations contained in this Agreement or any of the other Loan Documents (after the expiration of applicable grace periods, except in the event of an emergency or other exigent circumstances), Lender may (but shall not be required to) perform any of such covenants, agreements and obligations, and any amounts expended by Lender in so doing shall constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents and shall bear interest at the Default Rate.

7.6
Origination Fee.

Borrower shall pay to Lender, at the Opening of the Loan, a non-refundable origination fee in the amount of $390,000.00 to be funded from Loan proceeds.

ARTICLE VIII REQUIREMENTS PRECEDENT

TO THE OPENING OF THE LOAN

8.1
Conditions Precedent.

Borrower agrees that Lender’s obligation to open the Loan is conditioned upon Borrower’s delivery, performance and satisfaction of the following conditions precedent in form and substance satisfactory to Lender in its sole discretion (all of which shall be deemed to have occurred upon Lender’s execution and delivery of this Agreement):

(a)
Loan Documents: The Lender shall have received copies of each of the documents set forth in Section 4.2, executed by the Borrower or Guarantor, as the case may be, and recorded, if applicable, each in form and substance satisfactory to the Lender.
(b)
Title and Other Documents: Borrower shall have furnished to Lender the Title Policy together with legible copies of all title exception documents cited in the Title Policy and all other legal documents affecting the Project or the use thereof;
(c)
Intentionally Omitted.
(d)
Intentionally Omitted.
(e)
Survey: Borrower shall have furnished to Lender an ALTA/ACSM “Class A” Land Title Survey of the Project. Said survey shall be dated no earlier than ninety (90) days prior to the Loan Opening. Such survey shall include the legal description of the Land;
(f)
Insurance Policies: Borrower shall have furnished to Lender prior to the date of this Agreement policies or binders evidencing that insurance coverages are in effect with respect to the

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Project and Borrower, in accordance with the Insurance Requirements attached hereto as Exhibit B, for which the premiums have been fully prepaid with endorsements satisfactory to Lender.

(g)
No Litigation: No litigation or proceedings shall be pending or threatened which, if adversely determined, could reasonably be expected to cause a Material Adverse Change with respect to Borrower or the Project;
(h)
Utilities: Borrower shall have furnished to Lender (by way of utility letters or otherwise) evidence establishing to the satisfaction of Lender that the Project has adequate water supply, storm and sanitary sewerage facilities, telephone, gas, electricity, fire and police protection, means of ingress and egress to and from the Project and public highways and any other required public utilities and that the Project is benefited by insured easements as may be required for any of the foregoing;
(i)
Appraisal: Lender shall have obtained an Appraisal evidencing a maximum Loan-to-Value of seventy-five percent (75%), which Appraisal is satisfactory to Lender in all respects;
(j)
Searches: Borrower shall have furnished to Lender current bankruptcy, federal tax lien and judgment searches and searches of all Uniform Commercial Code financing statements filed in each place UCC Financing Statements are to be filed hereunder, demonstrating the absence of adverse claims;
(k)
Loan Payoff: Lender shall have received confirmation from the Title Insurer that all documents or information needed to release any prior existing indebtedness securing a lien on the Projects shall have been received;
(l)
Management Agreements: Borrower shall have delivered to Lender executed copies of any leasing, management and development agreements entered into by Borrower in connection with the operation of the Project;
(m)
Flood Hazard: Lender has received evidence that the Project is not located in an area designated by the Secretary of Housing and Urban Development as a special flood hazard area, or flood hazard insurance acceptable to Lender in its sole discretion;
(n)
Zoning: If the Title Policy does not include a zoning endorsement, Borrower shall have furnished to Lender a legal opinion or zoning letter as to compliance of the Project with zoning and similar Laws;
(o)
Organizational Documents: Borrower shall have furnished to Lender proof satisfactory to Lender of authority, formation, organization and good standing in the state of its incorporation or formation and, if applicable, qualification as a foreign entity in good standing in the state of its incorporation or formation, of all corporate, partnership, trust and limited liability company entities (including Borrower) executing any Loan Documents, whether in their own name or on behalf of another entity. Borrower shall also provide certified resolutions in form and content satisfactory to Lender, authorizing execution, delivery and performance of the Loan Documents, and such other documentation as Lender may require to evidence the authority of the persons executing the Loan Documents;
(p)
No Default: There shall be no uncured Default or Event of Default by Borrower hereunder;
(q)
Easements: Borrower shall have furnished Lender all easements reasonably required for the construction, maintenance or operation of the Project; and
(r)
Additional Documents: Borrower shall have furnished to Lender such other materials,

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documents, papers or requirements regarding the Project or Borrower as Lender shall request.

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ARTICLE IX OTHER COVENANTS

9.1
Borrower further covenants and agrees as follows:
(a)
Opening of Loan on or Prior to Loan Opening Date. All conditions precedent to the Opening of the Loan shall be complied with on or prior to the Effective Date, which shall be deemed to have occurred upon Lender’s execution and delivery of this Agreement.
(b)
Inspection by Lender. Borrower will cooperate with Lender in arranging for inspections by representatives of Lender of (i) any of the Improvements, (ii) any contracts, bills of sale, statements, receipts or vouchers in connection with any of the Improvements, (iii) all work done, labor performed, materials furnished in and about any of the Improvements, (iv) all books, contracts and records with respect to any of the Improvements, and (v) any other documents relating to any of the Improvements in Borrower’s possession or control.
(c)
Mechanics’ Liens and Contest Thereof. Borrower will not suffer or permit any mechanics’ lien claims to be filed or otherwise asserted against the Project or any funds due to any contractor, and will promptly discharge the same in case of the filing of any claims for lien or proceedings for the enforcement thereof, provided, however, that Borrower shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claim (provided that Borrower posts a statutory lien bond which removes such lien from title to the Project within twenty

(20) days of written notice by Lender to Borrower of the existence of the lien). Lender will not be required to make any further disbursements of the proceeds of the Loan until any mechanics’ lien claims have been removed or bonded around and Lender may, at its option, restrict disbursements to reserve sufficient sums to pay 150% of the lien if not removed or bonded around.

(d)
Settlement of Mechanics’ Lien Claims. If Borrower shall fail promptly either (i) to discharge any such lien, or (ii) post a statutory lien bond in the manner provided in Section 9.1(c), Lender may, at its election (but shall not be required to), procure the release and discharge of any such claim and any judgment or decree thereon and, further, may in its sole discretion effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Insurer, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursement of the proceeds of the Loan hereunder. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.
(e)
Renewal of Insurance. Borrower shall cause insurance policies to be maintained in compliance with Exhibit B at all times. Borrower shall timely pay all premiums on all insurance policies required hereunder, and as and when additional insurance is required, from time to time, and as and when any policies of insurance may expire, furnish to Lender, premiums prepaid, additional and renewal insurance policies with companies, coverage and in amounts satisfactory to Lender in accordance with Section 8.1(f).
(f)
Payment of Taxes. Borrower shall pay (or cause to be paid in accordance with Section 9.1(g) below) all real estate taxes and assessments and charges of every kind upon the Project before the same become delinquent, provided, however, that Borrower shall have the right to pay such tax under protest or to otherwise contest any such tax or assessment, but only if (i) such contest has the effect of preventing the collection of such taxes so contested and also of preventing the sale or forfeiture of the Project or any part thereof or any interest therein, (ii) Borrower has notified Lender of Borrower’s intent to contest such taxes, and (iii) Borrower has deposited security in form and amount

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satisfactory to Lender, in its sole discretion, and has increased the amount of such security so deposited promptly after Lender’s request therefor. If Borrower fails to commence such contest or, having commenced to contest the same, and having deposited such security required by Lender for its full amount, shall thereafter fail to prosecute such contest in good faith or with due diligence, or, upon adverse conclusion of any such contest, shall fail to pay such tax, assessment or charge, Lender may, at its election (but shall not be required to), pay and discharge any such tax, assessment or charge, and any interest or penalty thereon, and any amounts so expended by Lender shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note). Upon Lender’s request, Borrower shall furnish to Lender evidence that taxes are paid at least five (5) days prior to the last date for payment of such taxes and before imposition of any penalty or accrual of interest.
(g)
Tax and Insurance Escrow Accounts. Upon the occurrence of any Event of Default, Borrower shall make monthly tax escrow and insurance deposits, in amounts determined by Lender from time to time as being needed to pay taxes and insurance premiums when due, in an escrow account held by Lender in Lender’s name and under its sole dominion and control. Such funds shall be applied by Lender toward the payment of property taxes, assessments and charges and insurance premiums when statements therefor are presented to Lender by Borrower (which statements shall be presented by Borrower to Lender a reasonable time before the applicable amounts are due). Lender shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments.

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All payments deposited in the escrow account, and all interest accruing thereon, are pledged as additional collateral for the Loan. Notwithstanding Lender’s holding of the escrow account, nothing herein shall obligate Lender to pay any insurance premiums, real property taxes or repair and replacement costs with respect to any portion of the Project if any Default or Event of Default has occurred.

(h)
Leasing Restrictions. Without the prior written consent of Lender, Borrower and Borrower’s agents shall not enter into or materially modify, amend, or terminate the Operating Lease, Franchise Agreement, or Liquor Lease. Each Property Owner and Operating Lessee agrees and acknowledges that (x) each Operating Lease is hereby subject to and subordinate to the lien of the Mortgage, and (y) in the event of a foreclosure or an acceptance by Lender of a deed-in-lieu of foreclosure, the Operating Leases shall automatically terminate, shall be of no further force and effect and Lender shall have no obligations to the Property Owners and/or Operating Lessees in connection with the Operating Leases. Each Property Owner and Operating Lessee agree that, if requested by Lender in connection with such foreclosure or deed-in-lieu of foreclosure, each Individual Owner and Individual Operator shall each execute and deliver any documentation reasonably requested by Lender to confirm such termination; provided, however, such documentation shall not be required to evidence said termination.
(i)
Lender’s Attorneys’ Fees for Enforcement of Agreement. In case of any Default or Event of Default hereunder, Borrower (in addition to Lender’s attorneys’ fees, if any, to be paid pursuant to Section 7.3) will pay Lender’s attorneys’ and paralegal fees (including, without limitation,

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any attorney and paralegal fees and costs incurred in connection with any litigation or bankruptcy or administrative hearing and any appeals therefrom and any post-judgment enforcement action including, without limitation, supplementary proceedings) in connection with the enforcement of this Agreement; without limiting the generality of the foregoing, if at any time or times after an Event of Default Lender employs counsel (whether or not any suit has been or shall be filed and whether or not other legal proceedings have been or shall be instituted) for advice or other representation with respect to the Project, this Agreement, or any of the other Loan Documents, or to protect, collect, lease, sell, take possession of, or liquidate any of the Project, or to attempt to enforce any security interest or lien in any portion of the Project, or to enforce any rights of Lender or Borrower’s obligations hereunder, then in any of such events all of the attorneys’ fees arising from such services, and any expenses, costs and charges relating thereto (including fees and costs of paralegals), shall constitute an additional liability owing by Borrower to Lender, payable on demand.

(j)
Appraisals. Lender shall have the right to obtain a new or updated Appraisal of the Project from time to time. Borrower shall cooperate with Lender in this regard. If the Appraisal is obtained to comply with this Agreement or any applicable Law or regulatory requirement, or if an Event of Default exists, Borrower shall pay for any such Appraisal upon Lender’s request, provided, however, that Borrower shall not be liable for the costs of more than one Appraisal in any 12 month period and the cost of each such appraisal shall not exceed $25,000.
(k)
Loan-to-Value Covenant. Lender shall have the right to obtain one Appraisal in any 12 month period, which Appraisal must evidence a maximum Loan-to-Value of seventy-five percent (75%);
(l)
Furnishing Information. Borrower shall deliver or cause to be delivered to Lender (i) quarterly financial statements of the Borrower within sixty (60) days after the end of each calendar quarter, (ii) monthly operating statements and leasing reports for the Project within (a) thirty (30) days after the end of each calendar month or (b) ten (10) days of receipt, whichever is earlier, and (iii) annual financial statements for Borrower within (a) one hundred twenty (120) days after the end of each calendar year or (b) ten (10) days of receipt, whichever is earlier. Borrower shall provide such additional financial information as Lender requires from time-to-time, including, but not limited to, financial statements and Federal Income Tax Returns of Borrower, as requested by the Lender. Borrower shall during regular business hours upon not less than 2 Business Days advance notice, permit Lender or any of its agents or representatives to have access to and examine all of its books and records regarding the development and operation of the Project.
(m)
Debt Service Coverage Ratio: Within thirty (30) days following the end of each calendar quarter beginning with the quarter ending on March 31, 2026 and on the last day of each calendar quarter thereafter (each, a “Measurement Date”), Borrower shall deliver a compliance certificate in the form attached hereto as Exhibit C (“Compliance Certificate”), demonstrating that the Debt Service Coverage Ratio for each Project for the calendar quarter ended on such Measurement Date annualized is at least 1.00 to 1.00 (the “DSCR Covenant”). At any time that such DSCR Covenant is not achieved, Borrower shall have the option, within thirty (30) days of delivery of such quarterly Compliance Certificate, to open a reserve account (the “Interest Reserve Account”) with Lender and deposit an amount equal to Total Debt Service for the period beginning on the Measurement Date in which the DSCR Covenant is not achieved until the immediately succeeding Maturity Date (the “Interest Reserve Deposit”). Borrower shall have no right to withdraw any funds held in the Interest Reserve Account, and all funds held in the Interest Reserve Account shall remain in the Interest Reserve Account until the next Measurement Date on which Borrower satisfies the DSCR Covenant, in which case such funds shall be released to Borrower; provided, however, in determining whether or not Borrower cured any such shortfall, the Debt Service Coverage Ratio shall be calculated on the

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Applicable Rate as if the Default Rate had never been assessed. All payments deposited into the Interest Reserve Account, and all interest accruing thereon, are pledged as additional collateral for the Loan and on the occurrence of an Event of Default may be applied to the Loan. If Borrower elects to open the Interest Reserve Account and deposit the Interest Reserve Deposit in accordance with this Section 9.1(m), no Event of Default shall arise or occur due to non-compliance with the respective DSCR Covenant.

(n)
Sign and Publicity. Lender reserves the right to publicize the making of the Loan.
(o)
Lost Note. Upon Lender’s furnishing to Borrower an affidavit to such effect, Borrower shall, if the Note is mutilated, destroyed, lost or stolen, deliver to Lender, in substitution therefor, a new note containing the same terms and conditions as the Note.
(p)
Indemnification. BORROWER SHALL INDEMNIFY LENDER, INCLUDING EACH PARTY OWNING AN INTEREST IN THE LOAN AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES AND CONSULTANTS (EACH, AN “INDEMNIFIED PARTY”) AND DEFEND AND HOLD EACH INDEMNIFIED PARTY HARMLESS FROM AND AGAINST ALL CLAIMS, INJURY, DAMAGE, LOSS AND LIABILITY, COST AND EXPENSE (INCLUDING ATTORNEYS’ FEES, COSTS AND EXPENSES) OF ANY AND EVERY KIND TO ANY PERSONS OR PROPERTY BY REASON OF (I) THE OPERATION OR MAINTENANCE OF THE PROJECT; (II) ANY BREACH OF REPRESENTATION OR WARRANTY, DEFAULT OR EVENT OF DEFAULT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR RELATED DOCUMENT; OR (III) ANY OTHER MATTER ARISING IN CONNECTION WITH THE LOAN, BORROWER, GUARANTOR OR THE PROJECT. BORROWER’S DUTY TO INDEMNIFY, HOLD HARMLESS, AND DEFEND THE INDEMNIFIED PARTIES AGAINST LOSSES EXTENDS TO LOSS THAT MAY BE CAUSED OR ALLEGED TO BE CAUSED IN PART BY THE NEGLIGENCE OF ANY INDEMNIFIED PARTY TO THE FULLEST EXTENT THAT SUCH INDEMNIFICATION IS PERMITTED BY APPLICABLE LAW. THE FOREGOING INDEMNIFICATION SHALL SURVIVE REPAYMENT OF THE LOAN AND SHALL CONTINUE TO BENEFIT LENDER FOLLOWING ANY ASSIGNMENT OF THE LOAN WITH RESPECT TO MATTERS ARISING OR ACCRUING PRIOR TO SUCH ASSIGNMENT OR REPAYMENT OF THE LOAN.
(q)
No Additional Debt. Except for the Loan, Borrower shall neither incur nor guarantee any indebtedness (whether personal or nonrecourse, secured or unsecured) other than customary trade payables paid within sixty (60) days after they are incurred.
(r)
Compliance With Laws. Borrower shall comply with all applicable requirements (including applicable Laws) of any Governmental Authority having jurisdiction over Borrower or the Project.
(s)
Organizational Documents. Borrower shall not, without the prior written consent of Lender, permit or suffer (i) a material amendment or modification of its organizational documents, (ii) the admission of any new member, partner or shareholder, or (iii) any dissolution or termination of its existence.
(t)
Furnishing Reports. Upon Lender’s request, Borrower shall provide Lender with copies of all third party inspections, reports, test results and other information received by any Borrower, which in any way relate to the Project or any part thereof.
(u)
Management Contracts. Borrower shall not enter into, modify, amend, terminate or cancel any management contracts for the Project or agreements with agents or brokers, without the prior

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written approval of Lender.
(v)
Furnishing Notices. Borrower shall provide Lender with copies of all material written notices pertaining to the Project received by Borrower from any Builder, Governmental Authority or insurance company within seven (7) days after such notice is received.
(w)
Correction of Defects. Within five (5) days after Borrower acquires knowledge of or receives written notice of a defect in the Project or any other requirement of this Agreement, Borrower will proceed with diligence to correct all such defects and departures.
(x)
Alterations. Except as otherwise provided herein, without the prior written consent of Lender, Borrower shall not make any material alterations to the Project.
(y)
Cash Distributions. Borrower shall not make any distributions to partners, members or shareholders except for distributions by Borrower to the partners or members of Borrower (i) equal to the taxes payable by the members or partners of Borrower (calculated at the highest applicable marginal rate in effect at the relevant time) attributable to the taxable income or gain of Borrower, (ii) of Monthly Excess Cash Flow, provided, that no distributions under subsection (i) or (ii) above may be made to partners, members or shareholders after the occurrence and during the continuance of an Event of Default; and (iii) the minimum amount required for NXDT to maintain its status as a real estate investment trust under Section 856(c)(i) of the Code.
(z)
Post Closing Obligations. Within thirty (30) days after the Effective Date, Borrower shall deliver to Lender (i) executed copies of comfort letters by and among each Franchisor, Borrower, and Lender, (ii) the final Phase I, Property Condition Report, Property Condition Assessment for the Park City Project, and (iii) executed copies of the Assignment And Subordination Of Management Agreement And Waiver Of Management Liens by and among Borrower, Manager and Lender for each Project.

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(aa) PIP Reserve. Borrower shall use all amounts in the PIP Reserve for expenses related to the property-improvement plan in place at the Park City Project.

9.2
Authorized Representative.

Borrower hereby appoints Matt McGraner as an Authorized Representative for purposes of dealing with Lender on behalf of Borrower in respect of any and all matters in connection with this Agreement, the other Loan Documents, and the Loan. The Authorized Representative shall have the power, in his discretion, to give and receive all notices, monies, approvals, and other documents and instruments, and to take any other action on behalf of Borrower. All actions by the Authorized Representative shall be final and binding on Borrower. Lender may rely on the authority given to the Authorized Representative until actual receipt by Lender of a duly authorized resolution substituting a different person as an Authorized Representative.

ARTICLE X CASUALTIES AND CONDEMNATION

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10.1
Lender’s Election to Apply Proceeds on Indebtedness.
(a)
Subject to the provisions of Section 10.1(b) below, Lender may elect to collect, retain and apply upon the indebtedness of Borrower under this Agreement or any of the other Loan Documents all proceeds of insurance or condemnation (individually and collectively referred to as “Proceeds”) after deduction of all expenses of collection and settlement, including attorneys’ and adjusters’ fees and charges. Any Proceeds remaining after repayment of the indebtedness under the Loan Documents shall be paid by Lender to Borrower.
(b)
Notwithstanding anything in Section 10.1(a) to the contrary, in the event of any casualty to the Improvements or any condemnation of part of the Project, Lender agrees to make available the Proceeds to restoration of the Improvements if (i) no Default or Event of Default exists,

(ii) all Proceeds are deposited with Lender, (iii) in Lender’s reasonable judgment, the amount of Proceeds available for restoration of the Improvements is sufficient to pay the full and complete costs of such restoration, (iv) the cost of restoration exceeds ten percent (10%) of the Loan Amount, in Lender’s sole but reasonable determination after completion of restoration the Loan Amount will not exceed 75% of the fair market value of the Project, (v) in Lender’s sole but reasonable determination, the Project can be restored to an economically viable project in compliance with applicable Laws, and

(vi) in Lender’s sole but reasonable determination, such restoration is likely to be completed not later than three months prior to the Maturity Date.

10.2
Borrower’s Obligation to Rebuild and Use of Proceeds Therefor.

In case Lender does not elect to apply or does not have the right to apply the Proceeds to the indebtedness, as provided in Section 10.1 above, Borrower shall:

(a)
Proceed with diligence to make settlement with insurers or the appropriate Governmental Authorities and cause the Proceeds to be deposited with Lender;
(b)
In the event of any undue delay in making settlement with insurers or the appropriate Governmental Authorities or effecting collection of the Proceeds, deposit with Lender the full amount required to complete construction as aforesaid; and
(c)
Promptly proceed with the assumption of restoration of the Improvements (if any), including the repair of all damage resulting from such fire, condemnation or other cause and restoration to its former condition.

Any request by Borrower for a disbursement by Lender of Proceeds and funds deposited by Borrower shall be treated by Lender as if such request were for an advance of the Loan hereunder, and the disbursement thereof shall be conditioned upon Borrower’s compliance with and satisfaction of the same conditions precedent as would be applicable under this Agreement for an advance of the Loan.

ARTICLE XI

ASSIGNMENTS BY LENDER AND BORROWER

11.1
Assignments and Participations.

Lender may from time to time sell the Loan and the Loan Documents (or any interest therein) and may grant participations in the Loan. Borrower agrees to cooperate with Lender’s efforts to do any of the foregoing and to execute all documents required by Lender in connection therewith which do not materially adversely affect Borrower’s rights under the Loan Documents.

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11.2
Prohibition of Assignments and Transfers by Borrower.

Borrower shall not assign or attempt to assign its rights under this Agreement and any purported assignment shall be void. Without the prior written consent of Lender, in Lender’s sole discretion, Borrower shall not suffer or permit (a) any change in the management (whether direct or indirect) of the Project or of Borrower, or (b) any Transfer. Notwithstanding the foregoing or anything contained in this Agreement or any Loan Document to the contrary, Borrower and/or its direct and/or indirect owners, may from time to time, without the consent of Lender, effect any of the following Transfers: (i) a Transfer of any direct and/or indirect interest in Borrower so long as NexPoint Diversified Real Estate Operating Partnership, L.P., a Delaware limited partnership, either (x) Controls Borrower or (y) owns at least fifty-one percent (51%) of the direct and/or indirect equity interests in Borrower; and (ii) a pledge (but not the foreclosure thereon, unless such foreclosure would constitute a Permitted Transfer) of any indirect interest in Borrower to an institutional lender or financial institution providing mezzanine financing, a corporate line of credit, corporate credit facility, a working capital line and/or a subscription facility, in each case otherwise subject to the terms of this Agreement (each of the foregoing, a “Permitted Transfer”).

11.3
Prohibition of Transfers in Violation of ERISA.

In addition to the prohibitions set forth in Section 11.2 above, Borrower shall not assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of its interest or rights in this Agreement or in the Project, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any party owning a direct or indirect interest in Borrower assign, sell, pledge, mortgage, encumber, transfer, hypothecate or otherwise dispose of any of its rights or interest (direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, if such action would cause the Loan, or the exercise of any of Lender’s rights in connection therewith, to constitute a prohibited transaction under ERISA or the Internal Revenue Code or otherwise result in Lender being deemed in violation of any applicable provision of ERISA. Borrower agrees to indemnify and hold Lender free and harmless from and against all losses, costs (including attorneys’ fees and expenses), taxes, damages (including consequential damages) and expenses Lender may suffer by reason of the investigation, defense and settlement of claims and in obtaining any prohibited transaction exemption under ERISA necessary or desirable in Lender’s sole judgment or by reason of a breach of the foregoing prohibitions. The foregoing indemnification shall be a recourse obligation of Borrower and shall survive repayment of the Note, notwithstanding any limitations on recourse contained herein or in any of the Loan Documents.

11.4
Successors and Assigns.

Subject to the foregoing restrictions on transfer and assignment contained in this Article 11, this Agreement shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and permitted assigns.

ARTICLE XII TIME OF THE ESSENCE

12.1
Time is of the Essence.

Borrower agrees that time is of the essence under this Agreement.

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ARTICLE XIII EVENTS OF DEFAULT

13.1
Events of Default.

The occurrence of any one or more of the following shall constitute an “Event of Default” as said term is used herein:

(a)
Failure of Borrower (i) (A) to make any regularly scheduled payment when due and such failure continues for five (5) days, or (B) to observe or perform any of the other covenants or conditions by Borrower to be performed under the terms of this Agreement or any other Loan Document concerning the payment of money; or (ii) for a period of thirty (30) days after written notice from Lender, to observe or perform any non-monetary covenant or condition contained in this Agreement or any other Loan Documents or, if such default cannot be cured within thirty (30) days, within ninety (90) days after written notice from Lender so long as Borrower diligently pursues cure to completion; provided that if a different notice or grace period is specified under any other subsection of this Section 13.1 with respect to a particular breach, or if another subsection of this Section 13.1 applies to a particular breach and does not expressly provide for a notice or grace period the specific provision shall control.
(b)
Any Transfer or other event in violation of Sections 11.2 or 11.3.
(c)
If any warranty, representation, statement, report or certificate made now or hereafter by Borrower or Guarantor is untrue or incorrect in any material respect at the time made or delivered.
(d)
Borrower or Guarantor shall commence a voluntary case concerning Borrower or Guarantor under the Bankruptcy Code; or an involuntary proceeding is commenced against Borrower under the Bankruptcy Code and relief is ordered against Borrower or Guarantor or the petition is controverted but not dismissed or stayed within ninety (90) days after the commencement of the case, or a custodian (as defined in the Bankruptcy Code) is appointed for or takes charge of all or substantially all of the property of Borrower or Guarantor; or the Borrower or Guarantor commences any other proceedings under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar Law of any jurisdiction whether now or hereafter in effect relating to the Borrower or Guarantor; or there is commenced against Borrower or Guarantor any such proceeding which remains undismissed or unstayed for a period of ninety (90) days; or the Borrower or Guarantor fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or Guarantor by any act or failure to act indicates its consent to, approval of, or acquiescence in any such case or proceeding or the appointment of any custodian or the like of or for it for any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of ninety (90) days.
(e)
Borrower or Guarantor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all of its property or the major part thereof or if all or a substantial part of the assets of Borrower or Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.
(f)
If Borrower is enjoined, restrained or in any way prevented by any court order from constructing or operating the Project.
(g)
One or more final, non-appealable judgments are entered (i) against Borrower in an amount

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in excess of $100,000, or (ii) against Guarantor in amounts aggregating in excess of

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$500,000.00, and said judgments are not stayed or bonded paid off over within ten (10) Business Days after entry; provided, however, that Borrower or Guarantor shall be deemed to cure this Event of Default if said judgement is paid off within ten (10) Business Days after entry.

(h)
If Borrower or Guarantor shall fail to pay any debt owed by it or is in default under any agreement with Lender and such failure or default continues after any applicable grace period specified in the instrument or agreement relating thereto.
(i)
If a Material Adverse Change occurs with respect to Borrower, Guarantor or the

Project.

(j)
The failure at any time of the Mortgage to be a valid first lien upon the Project or any portion thereof, or of the security interest created by any Loan Document to be a valid first lien upon the collateral described therein.

(k)
The revocation of the Non-Recourse Guaranty by the Guarantor.
(l)
The occurrence of any other event or circumstance denominated as an Event of Default in this Agreement or under any of the other Loan Documents and the expiration of any applicable grace or cure periods, if any, specified for such Event of Default herein or therein, as the case may be.
(m)
Any default pursuant to Sections 9.1(k), 9.1(m), 9.1(y), or 9.1(z) hereof
(n)
The occurrence of a default and the expiration of any cure period available to Borrower applicable thereto under any Franchise Agreement or any Management Agreement.

ARTICLE XIV

LENDER’S REMEDIES IN EVENT OF DEFAULT

14.1
Remedies Conferred Upon Lender.

Upon the occurrence of any Event of Default, Lender may pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other:

(a)
Take possession of the Project and do anything which is necessary or appropriate in its sole judgment to fulfill the obligations of Borrower under this Agreement and the other Loan Documents, including either the right to avail itself of and procure performance of existing contracts or let any contracts with the same contractors or others. Without restricting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution in the Project to use unadvanced funds remaining under the Note or which may be reserved, escrowed or set aside for any purposes hereunder at any time, or to advance funds in excess of the face amount of the Note; to pay, settle or compromise all existing bills and claims, which may be liens or security interests, or to avoid such bills and claims becoming liens against the Project; to execute all applications and certificates in the name of Borrower prosecute

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and defend all actions or proceedings in connection with the Improvements or Project; to take action and require such performance as it deems necessary under any of the Bonds to be furnished hereunder and to make settlements and compromises with the surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction; and to do any and every act which the Borrower might do in its own behalf; it being understood and agreed that this power of attorney shall be a power coupled with an interest and cannot be revoked;

(b)
Withhold further disbursement of the proceeds of the Loan and/or terminate Lender’s obligations to make further disbursements hereunder;
(c)
Declare the Note, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration, or of intention to accelerate or other notice of any kind all of which Borrower hereby expressly waives, anything contained herein or in any other Loan Document to the contrary notwithstanding;
(d)
Use and apply any monies or letters of credit deposited by Borrower with Lender, regardless of the purposes for which the same was deposited, to cure any such default or to apply on account of any indebtedness under this Agreement which is due and owing to Lender; and
(e)
Exercise or pursue any other remedy or cause of action permitted under this Agreement or any other Loan Documents, or conferred upon Lender by operation of Law.

Notwithstanding the foregoing, upon the occurrence of any Event of Default under Section 13.1(d) or (e) with respect to Borrower, all amounts evidenced by the Note shall automatically become due and payable, without any presentment, demand, protest or notice of any kind to Borrower.

ARTICLE XV GENERAL PROVISIONS

15.1
Captions.

The captions and headings of various Articles, Sections and subsections of this Agreement and Exhibits pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

15.2
Modification; Waiver.

No modification, waiver, amendment or discharge of this Agreement or any other Loan Document shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment or discharge is sought.

15.3
Governing Law.

Irrespective of the place of execution and/or delivery, this Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Texas.

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15.4
Acquiescence Not to Constitute Waiver of Lender’s Requirements.

Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender, provided, however, that to the extent that Lender may have acquiesced in any noncompliance with any conditions precedent to the Opening of the Loan or to any subsequent disbursement of Loan proceeds, such acquiescence shall not be deemed to constitute a waiver by Lender of such requirements with respect to any future disbursements of Loan proceeds.

15.5
Disclaimer by Lender.

This Agreement is made for the sole benefit of Borrower and Lender, and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Lender pursuant to this Agreement. Lender shall not be liable to any contractors, subcontractors, supplier, architect, engineer, tenant or other party for labor or services performed or materials supplied in connection with the Project. Lender shall not be liable for any debts or claims accruing in favor of any such parties against Borrower or others or against the Project. Lender, by making the Loan or taking any action pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with Borrower or fiduciary of Borrower. No payment of funds directly to a contractor or subcontractor or provider of services shall be deemed to create any third-party beneficiary status or recognition of same by the Lender. Without limiting the generality of the foregoing:

(a)
Lender shall have no liability, obligation or responsibility whatsoever with respect to the Project. Any inspections of the Project made by or through Lender are for purposes of administration of the Loan only and neither Borrower nor any third party is entitled to rely upon the same with respect to the quality, adequacy or suitability of materials or workmanship, state of completion or otherwise; and
(b)
Lender owes no duty of care to protect Borrower, Guarantor or any Tenant against negligent, faulty, inadequate or defective building or construction.
15.6
Partial Invalidity; Severability.

If any of the provisions of this Agreement, or the application thereof to any person, party or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or provisions to persons, parties or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by Law.

15.7
Definitions Include Amendments.

Definitions contained in this Agreement which identify documents, including, but not limited to, the Loan Documents, shall be deemed to include all amendments and supplements to such documents from the date hereof, and all future amendments, modifications, and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement.

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15.8
Execution in Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

15.9
Entire Agreement.

This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by Borrower to Lender, embody the entire agreement and supersede all prior agreements, written or oral, relating to the subject matter hereof.

15.10
Waiver of Damages.

In no event shall Lender be liable to Borrower for punitive, exemplary or consequential damages, including, without limitation, lost profits, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the Loan Documents, and Borrower and Guarantor waive all claims for punitive, exemplary or consequential damages.

15.11
Claims Against Lender.

Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within three (3) months after Borrower first had knowledge of the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, promptly thereafter. Borrower waives any claim, set-off or defense against Lender arising by reason of any alleged default by Lender as to which Borrower does not give such notice timely as aforesaid. Borrower acknowledges that such waiver is or may be essential to Lender’s ability to enforce its remedies without delay and that such waiver therefore constitutes a substantial part of the bargain between Lender and Borrower with regard to the Loan. No Tenant is intended to have any rights as a third-party beneficiary of the provisions of this Section 15.11.

15.12
Marshalling of Assets; Jurisdiction.

TO THE GREATEST EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), BORROWER IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE CITY OF DALLAS, COUNTY OF DALLAS AND STATE OF TEXAS, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY TEXAS STATE OR UNITED STATES COURT SITTING IN THE CITY OF DALLAS AND COUNTY OF DALLAS MAY BE

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MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF BORROWER SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

15.13
Set-Offs.

After the occurrence of an Event of Default, Borrower hereby irrevocably authorizes and directs Lender from time to time to charge Borrower’s accounts and deposits with Lender (or its Affiliates), and to pay over to Lender an amount equal to any amounts from time to time due and payable to Lender hereunder, under the Note or under any other Loan Document. Borrower hereby grants to Lender a security interest in and to all such accounts and deposits maintained by the Borrower with Lender (or its Affiliates).

15.14
Lender’s Consent.

Wherever in this Agreement there is a requirement for Lender's consent and/or a document to be provided or an action taken "to the satisfaction of Lender", it is understood by such phrase that, except as expressly modified herein, Lender shall exercise its consent, right or judgment in its sole discretion.

15.15
Notices.

Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given

(a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) Business Days after mailing; (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service; or

(d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

If to Borrower:

NHT Bradenton, LLC NHT Park City, LLC

NHT Bradenton TRS, LLC NHT Park City TRS, LLC 300 Crescent Court, Suite 700

Dallas, TX 75201

Attention: Legal Department Email: legal@nexpoint.com

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If to Lender:

The Ohio State Life Insurance Company 300 Crescent Court, Suite 700

Dallas, TX 75201 Attention: Brad Heiss

Telephone: (214) 550-8348

Facsimile: (214) 292-8832

With a copy to:

Wick Phillips Gould & Martin, LLP 3131 McKinney Avenue, Suite 500

Dallas, Texas 75204 Attention: Isaac J. Brown

Telephone: (214) 740-4037

Facsimile: (214) 692-6255

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

15.16
Waiver of Jury Trial.

BORROWER AND LENDER EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

15.17
No Oral Agreements.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows.]

[Loan Agreement]

EXECUTED as of the date first set forth above.

BORROWER:

NHT BRADENTON, LLC,
a Delaware limited liability company

By: /s/ Paul Richards
Name: Paul Richards
Title: Authorized Signatory

Borrower’s Tax ID No. 87-3879428

NHT BRADENTON TRS, LLC,
a Delaware limited liability company

By: /s/ Paul Richards
Name: Paul Richards
Title: Authorized Signatory

Borrower’s Tax ID No. 87-3879517

NHT PARK CITY, LLC,
a Delaware limited liability company

By: /s/ Paul Richards
Name: Paul Richards
Title: Authorized Signatory

Borrower’s Tax ID No. 87-3888307

NHT PARK CITY TRS, LLC,
a Delaware limited liability company

By: /s/ Paul Richards
Name: Paul Richards
Title: Authorized Signatory

Borrower’s Tax ID No. 87-3888494

[Loan Agreement]

LENDER:

THE OHIO STATE LIFE INSURANCE COMPANY

By: /s/ Brad Heiss

Name: Brad Heiss

Title: EVP/CIO

EXHIBIT A-1

Legal Description

PARCEL 1:

LOTS 1 THROUGH 8 BLOCK D, SMITH'S ADDITION TO BRADENTON, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 135, TOGETHER WITH THE VACATED ALLEY BETWEEN LOT 3 AND 6 AND 4 AND 5; LESS PARCEL CONVEYED TO THE FLORIDA DEPARTMENT OF TRANSPORTATION AS DESCRIBED IN DEED RECORDED IN O.R. BOOK 1054, PAGE 3449, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA, BEING THE SAME PROPERTY DESCRIBED AS: BEGIN AT THE SOUTHWEST CORNER OF LOT 8, BLOCK SMITH'S ADDITION TO BRADENTON, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 135, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA; THENCE N.01°18'42"E., ALONG THE MONUMENTED AND PLATTED RIGHT OF WAY LINE (10TH STREET WEST, 74 FOOT PUBLIC RIGHT WAY) A DISTANCE OF 222.39 FEET TO THE NORTHWEST CORNER OF LOT 2, BLOCK D; THENCE S.89°30'12"E., ALONG THE MONUMENTED AND PLATTED RIGHT OF WAY LINE (3RD AVENUE WEST, 45 FOOT PUBLIC RIGHT WAY) A DISTANCE OF 150.36 FEET; THENCE S.41°06'59"E., A DISTANCE OF 30.31 FEET; THENCE S.02°33'19"W., ALONG THE WESTERLY RIGHT OF WAY LINE OF 9TH STREET WEST (U.S. BUSINESS 41) A DISTANCE OF 180.18 FEET; THENCE S.41°21'22"W., A DISTANCE OF 24.98 FEET; THENCE N.89°08'33"W., A DISTANCE OF 15.00 FEET; THENCE S.00°51'07"W., A DISTANCE OF 1.73 FEET; THENCE N.89°07'45"W., ALONG THE MONUMENTED AND PLATTED RIGHT OF WAY LINE (4TH AVENUE WEST, 40 FOOT PUBLIC RIGHT WAY) A DISTANCE OF 135.83 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

LOTS 1 AND 4, BLOCK F, SMITH'S ADDITION TO BRADENTON, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 1, PAGE 135, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA, LESS THE WESTERLY 3 FEET THEREOF, BEING THE SAME PROPERTY DESCRIBED AS: BEGIN AT THE SOUTHEAST CORNER OF LOT 4, BLOCK F, SMITH'S ADDITION TO BRADENTON, ACCORDING TO THE PLAT AS RECORDED IN PLAT BOOK 1, PAGE 135, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA; THENCE N.88°58'17"W., ALONG THE SOUTH LINE OF LOT 4, BLOCK F, SMITH'S ADDITION TO BRADENTON, A DISTANCE OF 97.38 FEET; THENCE N.01°09'33"E., BEING PARALLEL TO AND 3 FEET EAST OF THE WEST LINE OF LOTS 1 AND 4, BLOCK F, SMITH'S ADDITION TO BRADENTON, A DISTANCE OF 100.02 FEET TO THE NORTH LINE OF LOT 1, BLOCK F AND THE SOUTH RIGHT OF WAY LINE OF 4TH AVENUE WEST (40 FOOT PUBLIC RIGHT OF WAY); THENCE S.88°58'17"E., ALONG SAID NORTH LINE OF LOT 1 AND THE SOUTH RIGHT OF WAY LINE OF 4TH AVENUE WEST, A DISTANCE OF 97.25 FEET TO THE NORTHEAST CORNER OF LOT 1, BLOCK F, SMITH'S ADDITION TO BRADENTON, THENCE S.01°05'04"W., ALONG THE EAST LINE OF LOTS 1 AND 4, BLOCK F, SMITH'S ADDITION TO BRADENTON AND THE WEST RIGHT OF WAY LINE OF 10TH STREET WEST (74 FOOT PUBLIC RIGHT OF WAY) A DISTANCE OF 100.02 FEET THE POINT OF BEGINNING. THE LEASEHOLD ESTATE CONTAINED IN THAT CERTAIN UNRECORDED LEASE BETWEEN MANATEE COUNTY, AS LESSOR LANDLORD, AND WIDEWATERS BRADENTON LLC, AS LESSEE TENANT, AS EVIDENCED BY THAT

[Exhibit A-1]

CERTAIN MEMORANDUM OF LEASE, RECORDED IN OFFICIAL RECORDS BOOK 2443, PAGE 6249, OF THE PUBLIC RECORDS OF MANATEE COUNTY, FLORIDA, DEMISING ALL OR A PORTION OF THE AFOREDESCRIBED PREMISES.

[Exhibit A-1]

[Exhibit A-2]

EXHIBIT A-2

Legal Description

PARCEL 1:

BEGINNING AT A POINT WHICH IS SOUTH 00°00'06" EAST ALONG THE SECTION LINE 1086.98 FEET AND EAST 636.76 FEET FROM THE NORTHWEST CORNER OF SECTION 31, TOWNSHIP 1 SOUTH, RANGE 4 EAST, SALT LAKE BASE AND MERIDIAN; THENCE EAST

361.36 FEET; THENCE NORTH 01°20'00" EAST 272.37 FEET; THENCE SOUTH 86°40'00" EAST

370.43 FEET TO A POINT ON THE WEST RIGHT-OFWAY LINE OF UTAH STATE HIGHWAY U-224; THENCE SOUTH 00°13'32" EAST ALONG SAID WEST LINE 478.98 FEET TO THE NORTH LINE OF THE DECKER PARCEL; THENCE ALONG SAID DECKER PARCEL THE FOLLOWING TWO (2) COURSES; THENCE (1) WEST 225.40 FEET; THENCE (2) SOUTH 5.79 FEET; THENCE WEST 351.96 FEET; THENCE NORTH 02°00'00" EAST 87.64 FEET; THENCE WEST 170.20 FEET; THENCE NORTH 02°00'00" EAST 146.51 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

A ROAD WAY EASEMENT AS SET FORTH IN THAT CERTAIN “GRANT OF ROAD WAY EASEMENT” RECORDED FEBRUARY 20, 1996 AS ENTRY NO. 448470 IN BOOK 945 AT PAGE 591, “ROADWAY EASEMENT SPECIAL WARRANTY DEED” RECORDED APRIL 14, 2006 AS ENTRY NO. 774815 IN BOOK 1784 AT PAGE 1530, “ROADWAY EASEMENT SPECIAL WARRANTY DEED” RECORDED AUGUST 30, 2013 AS ENTRY NO. 978169 IN BOOK 2204 AT PAGE 1424, AND “ROADWAY EASEMENT SPECIAL WARRANTY DEED” RECORDED SEPTEMBER 27, 2013 AS ENTRY NO. 980065 IN BOOK 2208 AT PAGE 1976 ALL OF OFFICIAL RECORDS OF SUMMIT COUNTY.

PARCEL 3:

A RECIPROCAL EASEMENT AGREEMENT WITH COVENANTS, CONDITIONS AND RESTRICTIONS RECORDED NOVEMBER 5, 2014 AS ENTRY NO. 01006474 IN BOOK 2264 AT PAGE 1797 OF OFFICIAL RECORDS.

[Exhibit B]

EXHIBIT B

Insurance Requirements

(a)
Until the Loan is fully paid, the Project shall be kept at all times insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be reasonably required by Lender. All insurance shall be written in policies and by insurance companies approved by Lender; such insurance companies shall have an A.M. Best Rating of A-: VIII and an S&P rating of A or better. All policies of insurance and renewals thereof shall name Borrower as a named insured, contain standard noncontributory Lender, mortgagee clauses and loss payable clauses in favor of Lender and shall name Lender and its successors and assigns as an additional insured/mortgagee/loss payee, except for the policies referenced in (b)(vii) and (viii) below, and shall provide for at least thirty (30) days’ prior written notice of modification, if available using commercially reasonable efforts, or cancellation to Lender without cost to Lender as well as a waiver of subrogation endorsement and such other endorsements as Lender shall require. All policies of insurance and renewals thereof shall contain such further endorsements as Lender may reasonably require, in form and content reasonably acceptable to Lender. Without limiting the generality of the foregoing, all policies of insurance shall contain clauses or endorsements to the effect that no act or negligence of Borrower, or anyone acting for Borrower or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any policy which might otherwise result in a forfeiture of the insurance or any part thereof, or foreclosure or similar action, shall in any way effect the validity or enforceability of the insurance insofar as Lender is concerned. All policies of insurance, together with evidence of fully paid premiums, shall be delivered to Lender as issued at least thirty

(30) days before the expiration of old policies and shall be held by Lender until all indebtedness has been fully paid. Upon request by Lender (but no more often than once per calendar year so long as no Event of Default exists), Borrower, at its sole cost and expense, shall furnish Lender evidence of the replacement cost of the Project. In case of any transfer of title to the Project either resulting from an exercise of remedies under or pursuant to the Mortgage or in lieu of such remedies, complete title to all policies of insurance required by this Agreement and to all prepaid or unearned premiums thereon shall pass to and vest in the grantee or other transferee of the Project. Lender shall not, by reason of accepting, rejecting, approving or obtaining insurance, incur any liability for payment of losses. Notwithstanding the foregoing, Borrower shall be permitted to pay premiums on installments to the insurance company and/or the insurance agent/broker, provided that, Borrower submits to Lender proof of payment of each and every installment as such installments become due and payable. In no event shall Borrower be permitted to finance their premiums through a premium finance company.

(b)
Without in any way limiting the generality of the foregoing, Borrower covenants and agrees to maintain the following insurance coverage: (i) all-risk coverage insurance, including vandalism, terrorism, windstorm/named storm and malicious mischief and sewer backup insurance, (A) for an amount equal to not less than one hundred percent (100%) of the full replacement cost of the Improvements and fixtures located on the Project, (B) written on a replacement cost basis (without depreciation) and an agreed amount endorsement pertaining to the co-insurance clause, (C) maintaining deductibles no greater than $100,000, with the exception of windstorm/named storm or earthquake, which may have deductibles not to exceed five percent

[Exhibit C]

(5%) of the total insurable value of the Project per occurrence and (D) if any of the Improvements or the use of the Project shall at any time constitute legal non-conforming structures or uses, containing building ordinance coverage for loss to the undamaged portion of the building (with a limit equal to replacement cost), demolition and increased cost of construction, each in an amount as Lender may reasonably require; (ii) rent loss insurance, covering all risks required to be covered by the insurance provided for in subsection (i) above, in an amount equal to not less than gross revenue from the Project (less non-continuing expenses) for twenty-four (24) months, plus 365 days extended period of indemnity; (iii) commercial general public liability and property damage insurance with a broad form coverage endorsement, including terrorism, for an amount as reasonably required from time to time by Lender but not less than an aggregate amount of Five Million and No/100 Dollars ($5,000,000.00) and an occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) combined single limit to cover at least the following hazards:

(1) premises and operations; (2) products and completed operations on an “if any” basis;

(3) independent contractors; and (4) contractual liability for all insured contracts to the extent the same is available, plus $25,000,000 excess and/or umbrella liability insurance on terms consistent with the commercial general liability insurance policy required above; (iv) at all times that any material portion of the Project is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, flood insurance in an amount equal to (1) the maximum limit of coverage available under the National Flood Insurance Program, plus (2) such additional coverage as Lender shall require, subject to a deductible not to exceed an amount equal to the maximum available through the Flood Insurance Acts; (v) earthquake insurance in amounts and in form and substance satisfactory to Lender (provided that Lender shall not require earthquake insurance unless the Project is located in an area with a high degree of seismic activity and a Probable Maximum Loss (“PML”) or Scenario Expected Loss (“SEL”) of greater than twenty percent (20%)); (vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount reasonably satisfactory to Lender, such policies also to insure against physical damage to the Improvements arising out of peril covered thereunder;

(vii) workers’ compensation, subject to the statutory limits of the state in which the Project is located, and employer’s liability insurance with limits of $1,000,000 (if applicable); (viii) commercial motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, with limits of $1,000,000 (if applicable) and (ix) such other insurance that may be reasonably required from time to time by Lender. Prior to commencement of any capital improvements, and only if the property or liability coverage forms do not otherwise apply, Borrower shall have delivered to Lender a so-called Builder’s Risk Completed Value non-reporting form insurance policy for one hundred percent (100%) of the insurable replacement value of the applicable construction work and on terms consistent with the all-risk insurance policy required above.

(c)
If at any time a dispute arises with respect to replacement cost, Borrower agrees to provide at Borrower’s expense, an insurance appraisal prepared by an insurance appraiser approved by Lender, establishing the full replacement cost in a manner satisfactory to the insurance carrier.
(d)
Borrower shall pay or cause to be paid, in a timely manner, all premiums necessary to maintain all insurance policies required pursuant to the Loan Documents. At least

[Exhibit C]

thirty (30) days prior to the expiration of any policy of insurance, Borrower shall furnish to Lender renewal insurance policies as required by this Agreement and the other Loan Documents.

(e)
In the event of any loss, Borrower shall promptly give Lender and the insurance companies that have insured against such risks, notice of such loss or damage, and, if requested by Lender, advise the insurance companies that Lender is authorized, subject to (f) below, to settle and adjust any claim under insurance policies which insure against such risks.
(f)
Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon as the loss payee and an additional insured as applicable, under a standard mortgagee clause acceptable to Lender and such separate insurance is acceptable to Lender.
(g)
Unless Borrower provides Lender with evidence of the insurance coverage required by this Agreement, Lender, upon the earlier of (x) ten (10) days’ prior notice to Borrower or (y) the date upon which any such insurance coverage expires, may purchase insurance at Borrower’s expense to protect Lender’s interest in the Project. This insurance may, but need not, protect Borrower’s interests. The coverage Lender purchases may not pay any claim Borrower makes or any claim that is made against Borrower in connection with the Project. Lender may later cancel any insurance purchased by Lender, but only after Borrower provides Lender with evidence that Borrower has obtained insurance as required by this Agreement. If Lender purchases insurance required to be provided under this Agreement, Borrower will be responsible for the costs of that insurance, including interest and any other charges Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Loan and shall bear interest at the Default Rate. The costs of the insurance may be more than the cost of insurance Borrower may be able to obtain on its own.
(h)
In addition to any other obligations of Borrower hereunder, Borrower shall deliver to Lender within five (5) days of Lender’s written request copies of any insurance policies required hereunder.

EXHIBIT C

Compliance Certificate The Ohio State Life Insurance Company

300 Crescent Court, Suite 700

Dallas, TX 75201 Attention: Brad Heiss

Telephone: (214) 550-8348

Facsimile: (214) 292-8832

Re: Loan Agreement dated as of February 12, 2026 (as amended, modified, supplemented, restated, or renewed, from time to time, the “Agreement”), by and between NHT Bradenton, LLC, a Delaware limited liability company (“Bradenton Property Owner”), NHT Park City, LLC, a Delaware limited liability company (“Park City Property Owner”), NHT Bradenton TRS, LLC, a Delaware limited liability company (“Bradenton Operating Lessee”), NHT Park City TRS, LLC, a Delaware limited liability company (“Park City Operating Lessee”; jointly and severally with Bradenton Property Owner, Park City Property Owner, and Bradenton Operating Lessee, the “Borrower”), and The Ohio State Life Insurance Company (“Lender”).

Reference is made to the Agreement. Capitalized terms used in this Certificate (including schedules and other attachments hereto, this “Certificate”) without definition have the meanings specified in the Agreement.

Pursuant to applicable provisions of the Agreement, the undersigned, being the Authorized Representative designated in the Agreement, hereby certifies to the Lender that the information furnished in the attached schedules, including, without limitation, each of the calculations listed below are true, correct and complete in all material respects as of the last day of the fiscal periods subject to the financial statements and associated covenants being delivered to the Lender pursuant to the Agreement together with this Certificate (such statements the “Financial Statements” and the periods covered thereby the “reporting period”) and for such reporting periods.

The undersigned hereby further certifies to the Lender that:

1.
Compliance with Financial Covenants. As shown below, Borrower is in full compliance with the Financial Covenants contained in the Agreement.

[Note to preparer. The following Financial Covenants are provided as illustration. The actual Financial Covenants must be obtained from the Agreement]

1.
Covenant: Debt Service Coverage Ratio of not less than 1.0 : 1.0, measured for the [trailing]/[following] [twelve month period]/[quarter, annualized].

Calculation:

Bradenton calculation:

Debt Service Coverage Ratio = ((Gross Revenues – Operating Expenses) / Total Debt Service : 1.0.

[Exhibit D]

[Exhibit C]

Debt Service Coverage Ratio of : 1.0 for period ending .

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No) Park City calculation:

Debt Service Coverage Ratio = ((Gross Revenues – Operating Expenses) / Total Debt Service : 1.0.

Debt Service Coverage Ratio of : 1.0 for period ending .

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)

Covenant: Maximum Loan-to-Value of 75%, measured as of the most recent Appraisal.

Calculation:

Loan-to-Value = $39,000,000 / As-is value of Project as set forth in the Appraisal.

Loan-to-Value of for Appraisal dated as of .

Compliance? (Yes or No)

2.
Review of Condition. The undersigned has reviewed the terms of the Loan Documents, including, but not limited to, the representations and warranties of Borrower set forth in the Loan Documents and the covenants of Borrower set forth in the Loan Documents, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of Borrower through the reporting periods.
3.
Representations and Warranties. To the undersigned’s actual knowledge, the representations and warranties of Borrower contained in the Loan Documents, including those contained in the Agreement, are true and accurate in all material respects as of the date hereof and were true and accurate in all material respects at all times during the reporting period except as expressly noted on Schedule A hereto.
4.
Covenants. To the undersigned’s actual knowledge, during the reporting period, Borrower observed and performed all of the respective covenants and other agreements under the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by Borrower, except as expressly noted on Schedule A hereto.
5.
No Event of Default. To the undersigned’s actual knowledge, no Event of Default exists as of the date hereof or existed at any time during the reporting period, except as expressly noted on Schedule A hereto.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned this day of

.

[Exhibit C]

By: Authorized Representative

[Exhibit C]

Schedule A

[ ]

[Exhibit D]

EXHIBIT D

Allocated Loan Amounts

Project	Allocated Loan Amount
Bradenton Project	$25,250,000.00
Park City Project	$14,140,000.00